Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO SPONSOR LETTER AGREEMENT

This First Amendment to Sponsor Letter Agreement (this “Amendment”), dated as of September 16, 2022, is entered into by and among Perfect Corp., a Cayman Islands exempted company with limited liability (the “Company”), Provident Acquisition Corp., a Cayman Islands exempted company with limited liability (“PAQC”), and Provident Acquisition Holdings Ltd., a Cayman Islands exempted company with limited liability (“Sponsor”) and amends that certain Sponsor Letter Agreement, dated as of March 3, 2022 (the “Sponsor Letter Agreement”), by and among the Company, PAQC and Sponsor. Capitalized terms used but not defined in this Amendment have the meanings assigned to them in the Sponsor Letter Agreement.

WHEREAS, Section 5.04 of the Sponsor Letter Agreement provides that the Sponsor Letter Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by all parties thereto; and

WHEREAS, the parties to the Sponsor Letter Agreement wish to enter into this Amendment to amend the Sponsor Letter Agreement pursuant to Section 5.04 thereof, upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                  Amendments to the Sponsor Letter Agreement. Effective as of the date of this Amendment, Section 4.14(e) of the Sponsor Letter Agreement is hereby amended by replacing each instance of “Nasdaq” with the phrase “Nasdaq or NYSE.”

2.                   Effect of Amendment. Except as amended herein, the provisions of the Sponsor Letter Agreement remain unchanged and in full force and effect in accordance with their terms. On and after the date hereof, each reference in the Sponsor Letter Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import shall mean and be a reference to the Sponsor Letter Agreement as amended or otherwise modified by this Amendment. Notwithstanding the foregoing, references to the phrases “the date of this Agreement” or “the date hereof”, wherever used in the Sponsor Letter Agreement, as amended by this Amendment, shall mean March 3, 2022.

3.                   Construction. This Amendment shall be governed by all provisions of the Sponsor Letter Agreement, as amended by this Agreement, unless context requires otherwise, including all provisions concerning construction, enforcement and governing law. For the avoidance of doubt, the last sentence of Section 5.04, Section 5.07 and Section 5.08 of the Sponsor Letter Agreement are hereby incorporated by reference and shall apply to this Amendment mutatis mutandis.

4.                   Entire Agreement. This Amendment and the Sponsor Letter Agreement constitute the entire agreement between the parties on the subject matter contained herein and therein. In the event of a conflict between the terms of the Sponsor Letter Agreement and this Amendment, the terms of this Amendment shall prevail solely as to the subject matter contained herein.

5.                   Counterparts. This Agreement may be executed in two (2) or more counterparts (any of which may be delivered by electronic transmission), each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument. Delivery by email to counsel for the other parties of a counterpart executed by a party shall be deemed to meet the requirements of the previous sentence.

[Signature Pages Follow]

IN WITNESS WHEREOF the parties have hereunto caused this Amendment to be duly executed as of the date hereof.

PERFECT CORP.

By:	/s/ Alice H. Chang
Name: Alice H. Chang
Title: Chief Executive Officer

[Signature Page to First Amendment to Sponsor Letter Agreement]

PROVIDENT ACQUISITION CORP.

By:	/s/ Michael Aw Soon Beng
Name: Michael Aw Soon Beng
Title: Director

PROVIDENT ACQUISITION HOLDINGS LTD.

By:	/s/ Michael Aw Soon Beng
Name: Michael Aw Soon Beng
Title: Director

[Signature Page to First Amendment to Sponsor Letter Agreement]